SALES AND PURSHASE AGREEMENT LINDEROS # 4

This Sales and Purchase Agreement is made the 27th day of June, 2011.

BETWEEN:
Nilam Resources Inc.
2724 Otter Creek Court
Las Vegas, Nevada
89117
Represented by Mr. SHAHIN TABAEI, company president

(the “Seller”)

AND:

PORTAGE MINERALS PERU S.A.
Calle Alcanfores 761 – 1701 Miraflores
Lima - Perú
Represented by Mr. PAUL LUNA, with ID N°07863062
(the “Buyer”)

WHEREAS:

1           The SELLER is the owner of the mining concession called Linderos 4, with Code N°010414408, with 500 hectares, located in  Tabaconas District, San Ignacio Province, Department of Cajamarca (the CONCESSION).

2           The BUYER is a company incorporated in Lima, Peru and wants to acquire the CONCESSION.

IN CONSIDERATION OF the agreements contained herein and other good and valuable consideration, the parties hereto covenant and agree each with the other as follows:

1.1.	Currency

In this Agreement words or figures expressed in dollars or the symbol for dollars without any other indication mean the specified amount in lawful currency of the United States.

1.2.           Number and Gender

Where the context so requires, all references to this Sales and Purchase Agreement to the singular shall be deemed to include the plural and all references to the masculine shall be deemed to include the feminine and neuter genders and a body corporate and vice versa.

1.3.	Headings

The headings in this Sales and Purchase Agreement form no part of this Sales and Purchase Agreement and shall be deemed to have been inserted for convenience of reference only.

1.4.	Governing Law and Attornment

This Sales and Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect therein.  All disputes arising under the Sales and Purchase Agreement will be referred to the courts of the State of Nevada the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Nevada.

2. THE CONCESSION:

2.1.	Details

Name:                           Linderos 4
Code                             N°010414408
Hectares                      500 ha
Located:                      Tabaconas District, San Ignacio Province, Department of Cajamarca.

3. PAYMENT

3.1.	The SELLER agrees to transfer the CONCESSION to the BUYER for a consideration of 10 million shares of Portage Resources Inc.

4. NOTICE

4.1	Address for Notice

Any notice required to be given under the terms of this Sales and Purchase Agreement shall be in writing and may effectively be given by a party hereto by delivery of such notice to the other party at the address below or at such other address as either party may in writing notify the other party or by facsimile transmission and confirmed in writing to:

In the case of the Seller:

Name of Seller: Nilam Resources Inc.
Address: 2724 Otter Creek Court
Las Vegas, Nevada 89117

In the case of the Buyer:

Portage Minerals Resources SA
Address: Calle Alcanfores 761 – 1701 Miraflores, Lima - Peru
Telephone Number: (+511) 242-1710

4.2	Deemed Delivery

Notice shall be deemed to have been received by the party immediately upon delivery to such party at its address in the notice.  Facsimile transmissions shall be deemed to have been given upon receipt thereof.

5. MISCELLANEOUS

5.1           Amendment

No amendment to this Sales and Purchase Agreement shall be valid unless it is evidenced by a written agreement executed by the parties hereto.

5.2	This Sales and Purchase Agreement shall be binding upon the parties hereto and their successors, legal personal representatives and permitted assigns.

5.3	This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Nevada.

5.4	This Agreement may be executed in counterparts and by facsimile transmission and such counter parts and facsimile transmissions together shall form one and the same instrument.

IN WITNESS WHEREOF this Sales and Purchase Agreement has been executed by the parties hereto on the 27th day of June, 2011.

SIGNED By,

PORTAGE RESOURCES PERU S.A
PAUL LUNA
NILAM RESOURCES INC.
SHAHIN TABAEI